As Filed with the Securities and Exchange Commission on June 28, 2001

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 27, 2001

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(704) 386-5000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On June 27, 2001, the Registrant completed a Euro 750,000,000 Eurobond offering of 5.25% Senior Notes, due 2006 (the "Notes"). The Notes were sold only in Europe and Asia to non-United States investors. The Notes mature in five years and have a coupon interest rate of 5.25%. The press release announcing the completion of this offering is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is filed herewith:

           EXHIBIT NO.            DESCRIPTION OF EXHIBIT

                99.1             Press Release dated June 27, 2001 with respect to the
                                   completion of the Registrant's offering of 5.25%
                                   Senior Notes, due 2006.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BANK OF AMERICA CORPORATION

                                              By: /s/ TERESA M. BRENNER
                                                        TERESA M. BRENNER
                                                        Associate General Counsel

Dated: June 28, 2001